SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT


   Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  May 3, 2000
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                             EMC CORPORATION
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          (Exact name of registrant as specified in its charter)


Massachusetts                     1-9853            No. 04-2680009
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(State or other jurisdiction    (Commission        (I.R.S. Employer
of incorporation)                File Number)       Identification No.)




35 Parkwood Drive, Hopkinton, MA                         01748
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(Address of principal executive offices)               (zip code)



Registrant's telephone number, including area code: (508) 435-1000
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                                N/A
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  (Former Name or Former Address, if changed since last report)


Item 5.  Other Events.

     On May 3, 2000, EMC Corporation announced a two-for-one stock split of its common stock, par value $.01 per share, to be effected in the form of a 100% stock dividend, with a record date of May 19, 2000 and a distribution date of June 2, 2000.





                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         EMC CORPORATION



                         By:  /s/ William J. Teuber, Jr.
                              William J. Teuber, Jr.
                              Senior Vice President and Chief Financial Officer




Date:     May 5, 2000